UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aspira Women’s Health Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts! ASPIRA WOMEN’S HEALTH INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 ASPIRA WOMEN’S HEALTH INC. 2026 Annual Meeting Vote by June 16, 2026 10:59 PM CT *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95922-P52210 You invested in ASPIRA WOMEN’S HEALTH INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2026. Get informed before you vote View the proxy statement and the 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 17, 2026 8:00 am Central time Winston & Strawn LLP 800 Capitol Street, Suite 2400 Houston, TX 77002

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95923-P52210 Voting Items Board Recommends 1. Election of Directors Nominees 1a. Ellen Beausang For 1b. Jeffrey Cohen, M.D. For 1c. John Fraser For 1d. Cynthia Hundorfean For 1e. Winfred Parnell, M.D. For 1f. Jane Pine Wood For 2. Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. For 3. Proposal to approve an amendment to the Aspira Women’s Health Inc. 2019 Stock Incentive Plan. For 4. Proposal to ratify the selection of BDO USA PC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For